                                                                   Exhibit 10.7


                                  AMENDMENT #1 TO
                                  QCS CORPORATION
                               1997 STOCK OPTION PLAN


       1.     PURPOSE.

              This Stock Option Plan (this "Plan") is intended to provide to officers, directors, key Employees and Consultants of the Corporation an opportunity to acquire a proprietary interest in the Corporation, to encourage such key individuals to remain in the employ of or to contract with the Corporation, and to attract and retain new officers, directors, Employees and Consultants with outstanding qualifications. Pursuant to the Plan, the Corporation may grant to officers, directors, Consultants and key Employees of the Corporation options to purchase shares of Common Stock upon such terms and conditions as provided herein.

       2.     DEFINITIONS.

              (a) "AFFILIATE" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations that includes the Corporation if each of such corporations, other than the last corporation in the chain, owns at least 50% of the total voting power of one of the other corporations.

              (b) "BOARD" shall mean the Board of Directors of the Corporation.

              (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

              (d) "COMMITTEE" shall mean the committee appointed by the Board to administer the Plan (as further described in Section 3 hereof), or if no such committee is appointed, the Board.

              (e) "COMMON STOCK" shall mean the voting common stock of the Corporation.

              (f) "CONSULTANT" shall mean any person who, or any employee of any firm which, is engaged by the Company or any Affiliate to render consulting services and is compensated for such consulting services, and any Non-employee Director of the Company whether compensated for such services or not.

              (g) "CORPORATION" shall mean QCS Corporation, a Delaware corporation.

              (h)    "EFFECTIVE DATE" shall mean December 1, 1997.

              (i) "EMPLOYEE" shall mean any individual who is employed, within the meaning of Section 3401 of the Code and the regulations thereunder, by the Corporation or by any Affiliate. For purposes of the Plan and only for purposes of the Plan, and in regard to Non-statutory Stock Options but not for Incentive Stock Options, a Consultant or director of the Corporation or any Affiliate shall be deemed to be an Employee, and service as a Consultant or director with the Corporation or any Affiliate shall be deemed to be employment, but no Incentive Stock Option shall be granted to a Consultant or director who is not an employee of the Corporation or any Affiliate within the meaning of
Section 3401 of the Code and the regulations thereunder. In the case of a Non-employee Director or Consultant, the provisions governing when a termination of employment has occurred for purposes of the Plan shall be set forth in the written stock option agreement between the Optionee and the Corporation, or, if not so set forth, the Committee shall have the discretion to determine when a termination of "employment" has occurred for purposes of the Plan.

              (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

              (k) "EXERCISE PRICE" shall mean the price per Share at which an Option may be exercised, as determined by the Committee and as specified in the Optionee's stock option agreement.

              (l) "FAIR MARKET VALUE" shall mean the value of one Share of Common Stock, determined as follows: (i) if the Shares are traded on an exchange or on the NASDAQ National Market System, the reported "closing price" on the date of valuation or if no trading occurred on such date, the next preceding day on which trading occurred; (ii) if the Shares are traded over-the-counter on the NASDAQ System (other than on the NASDAQ National Market System), the mean between the bid and the ask prices on said System at the close of business on the date of valuation or if no trading occurred on such date, the next preceding day on which trading occurred; and (iii) if neither (i) nor (ii) applies, the fair market value as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

              (m) "INCENTIVE STOCK OPTION" shall mean an Option of the type described in Section 422(b) of the Code.

              (n) "JOINT ESCROW INSTRUCTIONS" means joint escrow instructions entered into between an Optionee and the Corporation in such form as may be approved by the Committee from time to time.

              (o) "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board who (i) is not currently an officer or Employee of the Corporation or a parent or Subsidiary of the Corporation, (ii) has not received compensation for serving as a Consultant or in any other non-director capacity or had an interest in any transaction with the Corporation or a parent or Subsidiary of the Corporation that would exceed the $60,000 threshold for which disclosure would be required under Item 404(a) of Regulation S-K, or (iii) has not been engaged through another party in a business relationship with the Corporation which would be disclosable under Item 404(b) of Regulation S-K. If the Board determines that compliance with Section 162(m) of the Code is desirable, then the term "Non-employee Director" shall also be interpreted to satisfy the definition of "outside director" under Section 162(m) and applicable regulations issued pursuant thereto.

              (p) "NON-STATUTORY STOCK OPTION" shall mean an Option of the type not described in Section 422(b) or 423(b) of the Code.

              (q) "OPTION" shall mean an option to purchase shares of Common Stock granted pursuant to the Plan.

              (r) "OPTIONEE" shall mean any person who holds an Option pursuant to the Plan.

              (s) "OUTSIDE DIRECTOR" shall mean a member of the Board who qualifies as an "outside director" pursuant to Internal Revenue Code Section 162(m) and the Regulations promulgated thereunder.

              (t) "PLAN" shall mean this stock option plan, as amended from time to time.

              (u) "PURCHASE PRICE" shall mean at any particular time the Exercise Price times the number of Shares for which an Option is being exercised.

              (v)    "SHARE" shall mean one share of authorized Common Stock.

       3.     ADMINISTRATION.

              (a)    THE COMMITTEE.

              The Plan shall be administered by the Committee. The Committee shall consist only of Non-employee Directors of the Corporation who are also Outside Directors, and shall have at least two members. The Committee shall meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for
exemption under Rule 16b-3 (or its successor) under the Exchange Act.   The
Board may appoint a separate committee of the Board, composed of one or more directors of the Corporation who need not be Non-employee Directors, who may administer the Plan with respect to Employees or Consultants who are not officers or directors of the Corporation or incoming new directors of the Corporation, may grant Options under the Plan to such persons and may determine the timing, number of Shares subject to such Options and other terms of such grants.

              (b)    POWERS OF THE COMMITTEE.

              Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion and on behalf of the Corporation:

                     (i)    to grant Options;

                     (ii) to determine the Exercise Price per Share of Options to be granted;

                     (iii) to determine the Employees to whom, and the time or times at which, Options shall be granted and the number of Shares for which an Option will be exercisable;

                     (iv)   to interpret the Plan;

                     (v) to prescribe, amend, and rescind rules and regulations relating to the Plan;

                     (vi) to determine the terms and provisions of each Option granted and, with the consent of the holder thereof, modify or amend each Option;

                     (vii) to accelerate or defer, with the consent of the Optionee, the exercise date of any Option;

                     (viii) to authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Option previously granted by the Committee;

                     (ix) with the consent of the Optionee, to re-price, cancel and re-grant, or otherwise adjust the Exercise Price of an Option previously granted by the Committee; and

                     (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

              (c)    BOARD'S DETERMINATION OF FAIR MARKET VALUE.

                     The Board shall have the authority to determine, upon review of relevant information, the Fair Market Value of the Common Stock, subject to the provisions of the Plan and irrespective of whether the Board has appointed a Committee to administer the Plan. The Board may delegate this authority to the Committee.

              (d)    COMMITTEE'S INTERPRETATION OF THE PLAN.

                     The interpretation and construction by the Committee of any provision of the Plan or of any Option granted hereunder shall be final and binding on all parties claiming an interest in an Option granted under the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

              (e)    COMMITTEE PROCEDURES.

              The Committee shall designate one of its members as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee's members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all of the Committee's members, shall be valid acts of the Committee.

       4.     PARTICIPATION.

              (a)    ELIGIBILITY.

                     The Optionees shall be such persons as the Committee may select from among the Employees, provided that Consultants are not eligible to receive Incentive Stock Options.

              (b)    TEN PERCENT STOCKHOLDERS.

                     Any Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation or any Affiliate shall not be eligible to receive an Option unless:

                     (i) the Exercise Price of the Shares subject to such Option when granted is at least 110% of the Fair Market Value of such Shares, and

                     (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

              (c)    STOCK OWNERSHIP.

                     For purposes of Section 4(b), in determining stock ownership, an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries, respectively. Stock with respect to which such Employee holds an Option will be counted in the determination of stock ownership for purposes of the above Section 4(b).

              (d)    OUTSTANDING STOCK.

                     For purposes of Section 4(b), the term "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee but shall not include any share for which an Option is exercisable by any person.

       5.     STOCK.

              (a)    SHARES SUBJECT TO THE PLAN.

                     The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed Four Million (4,000,000) shares of Common Stock, subject to adjustment pursuant to Section 9 hereof.

              (b)    OPTIONS NOT TO EXCEED SHARES AVAILABLE.

                     The number of Shares for which an Option is exercisable at any time shall not exceed the number of Shares remaining available for issuance under the Plan. If any Option expires or is terminated, the number of Shares for which such Option was exercisable may be made exercisable pursuant to other Options under the Plan. The limitations established by this Section 5(b) shall be subject to adjustment in the manner provided in
Section 9 hereof upon the occurrence of an event specified therein.

       6.     TERMS AND CONDITIONS OF OPTIONS.

              (a)    STOCK OPTION AGREEMENTS.

                     Options shall be evidenced by a written stock option agreement between the Optionee and the Corporation either in the form of a Non-statutory Stock Option Agreement (attached hereto as EXHIBIT A), in the form of an Incentive Stock Option Agreement (attached hereto as EXHIBIT B) or in such other form as the Committee shall from time to time determine. No Option or purported Option shall be a valid and binding obligation of the Corporation unless so evidenced in writing.

              (b)    NUMBER OF SHARES.

                     Each stock option agreement shall state the number of Shares for which the Option is exercisable and shall provide for the adjustment thereof in accordance with Section 9 hereof. Each stock option agreement will also specify whether the option is a Non-statutory Stock Option or an Incentive Stock Option. The maximum number of shares with respect to which options may be granted to any one Optionee, in the aggregate in any calendar year, shall not exceed One Million (1,000,000) Shares.

              (c)    VESTING.

                     An Optionee may not exercise his or her Option for any Shares until the Option, in regard to such Shares, has vested. Each stock option agreement shall include a vesting schedule which shall show when the Option becomes exercisable, subject only to the requirement that each Option granted under this Plan must vest at a rate of not less than 20% per year (with the first 20% vesting not later than the first anniversary of the date on which the Options in question were first granted (the "Grant Date"), and the last 20% vesting not later than the fifth anniversary of said Grant
Date). The vesting schedule shall not impose upon the Corporation or any Affiliate any obligation to retain the Optionee in its employ or under contract for any period or otherwise change the employment-at-will status of an Optionee who is an Employee.

              (d)    LAPSE OF OPTIONS.

                     Each stock option agreement shall state the time or times when the Option covered thereby lapses and becomes unexercisable in part or in full. An Option shall lapse on the earliest of the following events (unless otherwise determined by the Committee and reflected in an option agreement):

                     (i) The tenth anniversary of the date of grant of the Option;

                     (ii)   The first anniversary of the Optionee's death;

                     (iii) The first anniversary of the date when the Optionee ceases to be an Employee due to total and permanent disability, within the meaning of Section 22(e)(3) of the Code;

                     (iv) On the date provided in Section 6(h)(i), unless with respect to a Non-statutory Stock Option, the Committee otherwise extends such period before the applicable expiration date;

                     (v) On the date provided in Section 9 for a transaction described in such Section;

                     (vi) The date the Optionee files or has filed against him or her a petition in bankruptcy; or

                     (vii) The expiration date specified in the Optionee's stock option agreement.

              (e)    EXERCISE PRICE.

                     Each stock option agreement shall state the Exercise Price for the Shares for which the Option is exercisable. Subject to Section 4(b), the Exercise Price of an Incentive Stock Option and a Non-statutory Stock Option shall, when granted, be not less than 100% and

85% of the Fair Market Value of the Shares for which the Option is exercisable, respectively, and not less than the par value of the Shares.

              (f)    MEDIUM AND TIME OF PAYMENT.

                     The Purchase Price shall be payable in full in cash upon the exercise of an Option, provided, however, that the Committee may instead allow the Optionee to pay the Purchase Price:

                     (i) by surrendering Shares in good form for transfer, owned by the Optionee for more than 12 months, and having a Fair Market Value on the date of exercise equal to the Purchase Price; or

                     (ii) by delivery of a full recourse promissory note ("Note") made by the Optionee in the amount of the Purchase Price, bearing interest, compounded semiannually, at a rate not less than the rate determined under Section 7872 of the Code to insure that no "foregone interest", as defined in such section, will accrue, together with the delivery of a duly executed standard form security agreement securing the Note by a pledge of the Shares purchased; or

                     (iii) in any combination of such consideration, or such other consideration and method of payment for the issuance of Shares permitted under applicable law, so long as the Fair Market Value of the consideration so paid is not less than the Purchase Price.

                     The Committee or a stock option agreement may prescribe requirements with respect to the exercise of Options, including the submission by the Optionee of such forms and documents as the Committee may require and the delivery by the Optionee of cash sufficient to satisfy applicable withholding requirements. The Committee may vary the exercise requirements and procedures from time to time to facilitate, for example, the broker-assisted exercise of Options.

              (g)    NON-TRANSFERABILITY OF OPTIONS.

                     During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee's conservator or legal representative and shall not be assignable or transferable except pursuant to a qualified domestic relations order as defined by the Code. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution.

              (h)    TERMINATION OF EMPLOYMENT OTHER THAN BY DEATH OR
DISABILITY.

                     (i) If an Optionee ceases to be an Employee for any reason other than his or her death or disability, the Optionee shall have the right, subject to the provisions of this Section 6, to exercise any Option held by the Optionee at any time within ninety (90) days after his or her termination of employment, but not beyond the otherwise applicable term of the

Option and only to the extent that on such date of termination of employment the Optionee's right to exercise such Option had vested.

                     (ii) For purposes of this Section 6(h), the employment relationship shall be treated as continuing intact while the Optionee is an active employee of the Corporation or any Affiliate, or is on military leave, sick leave, or other bona fide leave of absence to be determined in the sole discretion of the Committee. The preceding sentence notwithstanding, in the case of an Incentive Stock Option, employment shall be deemed to terminate on the date that the Optionee ceases active employment with the Corporation or any Affiliate, unless the Optionee's reemployment rights are guaranteed by statute or contract.

              (i)    DEATH OF OPTIONEE.

                     If an Optionee dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised an Option under Section 6(h), any Option granted to the Optionee may be exercised, to the extent it had vested at the time of death and subject to the Plan, at any time within 12 months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who acquire the Option by will or the laws of descent and distribution, but not beyond the otherwise applicable term of the Option.

              (j)    DISABILITY OF OPTIONEE.

                     If an Optionee ceases to be an Employee due to becoming totally and permanently disabled within the meaning of Section 22(e)(3) of the Code, any Option granted to the Optionee may be exercised to the extent it had vested at the time of cessation and, subject to the Plan, at any time within 12 months after the Optionee's termination of employment, but not beyond the otherwise applicable term of the Option.

              (k)    RIGHTS AS A STOCKHOLDER.

                     An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder of the Corporation with respect to any Shares for which his or her Option is exercisable until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends, ordinary or extraordinary or whether in currency, securities, or other property, distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 9 hereof.

              (l)    MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS.

                     Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options for the granting of new Options in substitution therefor. Notwithstanding the preceding sentence, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

              (m)    RULE 16b-3.

                     Options granted to persons who are subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3 promulgated thereunder and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to the Plan's transactions; provided, however, that this provision shall not apply if, at the time of such option grant, the Plan, as it relates to such grant, is not administered by a Committee consisting solely of Non-employee Directors.

              (n)    OTHER PROVISIONS.

                     The stock option agreements authorized under the Plan may contain such other provisions which are not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable.

       7.     $100,000 PER YEAR LIMITATION ON VESTING OF ISOs.

              To the extent that the Fair Market Value of Shares (determined for each Share as of the date of grant of the Option covering such Share) subject to Options granted under the Plan (or any other plan of the Corporation or any Affiliate) which are designated as Incentive Stock Options and which become exercisable by an Optionee for the first time during a single calendar year exceeds $100,000, the Option(s) (or portion thereof) covering such Shares shall be re-characterized (to the extent of such excess over $100,000) as a Non-statutory Stock Option. In determining which Option(s) shall be treated as Non-statutory Stock Options under the preceding sentence, the Options shall be taken into account in the order granted, with the result that a later granted Option shall be re-characterized as a Non-statutory Stock Option prior to such re-characterization of a previously granted Option.

       8.     TERM OF PLAN.

              Options may be granted pursuant to the Plan until a date no later than ten years following the Effective Date, and all Options which are outstanding on such date shall remain in effect until they are exercised or expire by their respective terms. The Plan shall expire for all purposes on the date that is 20 years following the Effective Date.

       9.     RECAPITALIZATION, TAKEOVERS, AND LIQUIDATIONS.

              (a)    REORGANIZATIONS.

                     The number of Shares covered by the Plan, as provided in
Section 5 hereof, and the number of Shares for which each Option is exercisable shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, a reverse stock split, the payment of a stock dividend, re-capitalization, combination or reclassification of the Corporation's stock or any other event which results in an increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation, and the Exercise Price shall be proportionately increased in the event the number of Shares subject to such Option are decreased and shall be proportionately decreased in the event the number of Shares subject to such Option are increased. For the purposes of this Section 9(a), the conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

              (b)    LIQUIDATION.

                     In the event of the dissolution or liquidation of the Corporation, each Option shall terminate immediately prior to the consummation of such action. The Committee shall notify the Optionee not less than 15 days prior to the proposed consummation of a pending dissolution or liquidation, and such Option shall be exercisable as to all Shares which are vested prior to expiration until immediately prior to the consummation of such action.

              (c)    MERGER.

                     In the event of (i) a proposed merger of the Corporation with or into another corporation, as a result of which the Corporation is not the surviving corporation and (ii) the Option is not assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, then in such case the Option shall terminate immediately prior to the consummation of such transaction. The Committee shall notify the Optionee not less than 15 days prior to the proposed consummation of such transaction, and the Option shall be exercisable as to all Shares which are vested prior to expiration and until immediately prior to the consummation of such transaction.

              (d)    DETERMINATION BY COMMITTEE.

                     All adjustments described in this Section 9 shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

              (e)    LIMITATION ON RIGHTS OF OPTIONEE.

                     Except as expressly provided in this Section 9, no Optionee shall have any rights by reason of any payment of any stock dividend, stock split or reverse stock split or any other increase or decrease in the number of shares of stock of any class, or by reason of any reorganization, consolidation, dissolution, liquidation, merger, exchange, split-up or reverse split-up, or spin-off of assets or stock of another corporation. Any issuance by the Corporation of Shares, Options or securities convertible into Shares or Options shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares for which an Option is exercisable. Notwithstanding the foregoing, if the Corporation enters into a transaction affecting the Corporation's capital stock or distributions to the holders of its capital stock for which a revision in the terms of each Option is not required pursuant to this Section 9, the Committee shall have the right, but not the obligation, to revise the terms of each Option in a manner that the Committee, in its sole discretion, deems fair and reasonable given the transaction involved. If necessary or appropriate in connection with such transaction, the Committee may declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option in whole or in part, including exercise as to Shares to which the Option would not otherwise be exercisable.

              (f)    NO RESTRICTION ON RIGHTS OF CORPORATION.

                     The grant of an Option shall not affect or restrict in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

       10.    SECURITIES LAW REQUIREMENTS.

              (a)    LEGALITY OF ISSUANCE.

                     No Shares shall be issued upon the exercise of any Option unless and until the Corporation has determined that: (i) the Corporation and the Optionee have taken all actions required to exempt the issuance of the Shares from the registration requirements under the Securities Act of 1933, as amended (the "Act"), or the Corporation and the Optionee will determine that the registration requirements of the Act do not apply to such exercise or issuance; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or Federal law has been satisfied.

              (b)    RESTRICTIONS ON TRANSFER; REPRESENTATIONS OF OPTIONEE;
LEGENDS.

                     Regardless of whether the offering and sale of Shares has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge, or other transfer of such Shares, including the placement of appropriate legends on stock certificates, if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. If the sale of Shares is not registered under the Act and the Corporation will determine that the registration requirements of the Act apply to such sale, but an exemption is available which requires an investment representation or other representation, the Optionee will be required, as a condition to purchasing Shares by exercise of his or her Option, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired pursuant to an unregistered transaction to which the Act applies will bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law.

       "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION UNDER THE ACT AND/OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR WITHOUT AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED."

                     Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 10 will be conclusive and binding on all persons:

              (c)    REGISTRATION OR QUALIFICATION OF SECURITIES.

                     The Corporation may, but will not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. In connection with any such registration or qualification, the Corporation will provide each Optionee with such information required pursuant to all applicable laws and regulations.

              (d)    EXCHANGE OF CERTIFICATES.

                     If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares issued hereunder is no longer required, the Optionee or the holder of such certificate will be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

              (e)    MARKET STANDOFF AGREEMENT.

                     By acceptance of an Option, each Optionee agrees that if so requested by the Corporation or any representative of the underwriters in connection with any registration of any securities of the Corporation under the Act, Optionee shall not sell or otherwise transfer any of the Shares or other securities of the Corporation during the period requested by the Corporation or the representative of the underwriters, as the case may be. Each Optionee agrees that the Corporation may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions.

       11.    EXERCISE OF UNVESTED OPTIONS.

              The Committee may grant to any Optionee the right to exercise any Option prior to the complete vesting of such Option. Without limiting the generality of the foregoing, the Committee may provide that if an Option is exercised prior to having completely vested, the Shares issued upon such exercise shall remain subject to vesting at the same rate as under the Option so exercised and shall be subject to a right, but not an obligation, of repurchase by the Corporation with respect to all unvested Shares if the Optionee ceases to be an Employee for any reason. For the purposes of facilitating the enforcement of any such right of repurchase, at the request of the Committee, the Optionee shall enter into the Joint Escrow Instructions with the Corporation and deliver every certificate for his or her unvested Shares with a stock power executed in blank by the Optionee and by the Optionee's spouse, if required for transfer.

       12.    AMENDMENT OF THE PLAN.

              The Board or the Committee may, from time to time, terminate, suspend or discontinue the Plan, in whole or in part, or revise or amend the Plan in any respect whatsoever including, but not limited to, the adoption of any amendment(s) deemed necessary or advisable to qualify the Options under rules and regulations promulgated by the Securities and Exchange Commission with respect to Employees who are subject to the provisions of Section 16 of the Exchange Act or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option granted thereunder, without approval of the stockholders of the Corporation, but without the approval of the Corporation's stockholders, no such revision or amendment shall:

              (a) Increase the number of Shares subject to the Plan, other than any increase pursuant to Section 9;

              (b) Materially modify the requirements as to eligibility for participation in the Plan;

              (c) Materially increase the benefits accruing to Optionees under the Plan;

              (d)    Extend the term of the Plan; or

              (e)    Amend this Section to defeat its purpose.

No amendment, termination or modification of the Plan shall affect any Option theretofore granted in any material adverse way without the consent of the Optionee.

       13.    APPLICATION OF FUNDS.

              The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option shall be used for general corporate purposes.

       14.    APPROVAL OF STOCKHOLDERS.

              The Plan shall be subject to approval by the affirmative vote of the holders of a majority of all classes of the outstanding shares present and entitled to vote at the first meeting of stockholders of the Corporation following the adoption of the Plan or by written consent, and in no event later than one (1) year following the Effective Date. Prior to such approval, Options may be granted but shall not be exercisable. Any amendment described in Section 12(a) to (d) shall also be subject to approval by the Corporation's stockholders.

       15.    WITHHOLDING OF TAXES.

              In the event the Corporation or an Affiliate determines that it is required to withhold Federal, state, or local taxes in connection with the exercise of an Option or the disposition of Shares issued pursuant to the exercise of an Option, the Optionee or any person succeeding to the rights of the Optionee, as a condition to such exercise or disposition, may be required to make arrangements satisfactory to the Corporation or the Affiliate to enable it to satisfy such withholding requirements.

              Alternatively, the Corporation may issue or transfer Shares net of the number of Shares sufficient to satisfy withholding tax requirements. For withholding tax purposes, the Shares will be valued on the date the withholding obligation is incurred.

       16.    RIGHTS AS AN EMPLOYEE.

              Neither the Plan nor any Option granted pursuant thereto shall be construed to give any person the right to remain in the employ of the Corporation or any Affiliate, or to affect the right of the Corporation or any Affiliate to terminate such individual's employment at any time with or without cause. The grant of an Option shall not entitle the Optionee to, or disqualify the Optionee from, participation in the grant of any other Option under the Plan or participation in any other benefit plan maintained by the Corporation or any Affiliate.

       17. DISAVOWAL OF REPRESENTATIONS, UNDERTAKINGS OR CREATION OF IMPLIED RIGHTS.

              In adopting and maintaining the Plan and granting options hereunder, neither the Corporation nor any Affiliate makes any representations or undertakings with respect to the initial qualification or treatment of Options under Federal or state tax or securities laws. The Corporation and each Affiliate expressly disavows the creation of any rights in Employees, Optionees, or beneficiaries of any obligations on the part of the Corporation, any Affiliate or the Committee, except as expressly provided herein.


       18.    INSPECTION OF RECORDS.

              Copies of the Plan, records reflecting each Optionee's Option, and any other documents and records which an Optionee is entitled by law to inspect shall be open to inspection by the Optionee and his or her duly authorized representative at the office of the Committee at any reasonable business hour.

       19.    INFORMATION TO OPTIONEES.

              Each Optionee shall be provided with such information regarding the Corporation as the Committee from time to time deems necessary or appropriate; provided, however, that each Optionee shall at all times be provided with such information as is required to be provided from time to time pursuant to applicable regulatory requirements, including, but not limited to, any applicable requirements of the Securities and Exchange Commission, the California Department of Corporations and other state securities agencies.